UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):   May 5, 2003


                              WTC INDUSTRIES, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                       0-19622                  38-2308668
         --------                      -------                   ----------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


1000 Apollo Road
Eagan, Minnesota                                                 55121-2240
---------------------------                                      ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (651) 554-3140

Items 1, 2, 3, 4, 6, 8, 10, and 11 are not applicable and therefore omitted.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------


99.1              Press release issued May 5, 2003.


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, WTC Industries, Inc. hereby furnishes a press release, issued on May 5, 2003, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2003. The press release is also available on the Company's website, which is www.pentapure.com.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                         WTC INDUSTRIES, INC.

                                                         By /s/  Greg P. Jensen
                                                         -----------------------
                                                         Greg P. Jensen
                                                         Chief Financial Officer


Dated: May 6, 2003